Overstock Announces Third Quarter 2022 Financial Results
Labor Day event largest single sales day of 2022
Ended the quarter with a strong balance sheet with over $400 million in cash

SALT LAKE CITY - October 27, 2022 - Overstock.com, Inc. (NASDAQ:OSTK) today reported financial results for the quarter ended September 30, 2022.

Third Quarter 2022 Financial Highlights, from continuing operations

•	Total net revenue of $460 million, a decrease of 33% year over year
•	Gross profit of $107 million, or 23.3% of total net revenue
•	Loss from continuing operations of $37 million
•	Operating income of $6 million
•	Diluted net loss per share of $0.81; Adjusted diluted earnings per share (non-GAAP) of $0.13
•	Adjusted EBITDA (non-GAAP) of $15 million, which represents 3.2% of net revenue
•	Cash and cash equivalents totaled $428 million at the end of the third quarter

"Despite a challenging retail environment, our business continues to be profitable for the tenth consecutive quarter, and we ended the quarter with a strong balance sheet and cash position," said Overstock CEO Jonathan Johnson. "Our sales trends improved in late-Q3, including a successful Labor Day event that culminated into our biggest sales day of the year thus far. We improved gross margin by leveraging our differentiated asset-light business model, supported our vendor partners to move through ample inventory, and continued to provide smart value to our customers in a highly promotional time. We accomplished this while navigating shifting consumer spending preferences, high inflation and macro headwinds that put pressure on our industry."

"We launched our new national brand campaign in early October centered around our vision of "Making Dream Homes Come True," continued Johnson. "This campaign supports our efforts to increase the association of Overstock's high brand-name awareness with 'home' and positions us well to grow market share into the future. We are managing through near-term challenges while focusing on efforts that I expect will help drive long-term growth. I am pleased with the team’s ability to balance both. I look forward to providing a full update on our third quarter 2022 performance during our earnings call."

Third Quarter 2022 Operational Highlights*

•	Active customers of 5.8 million, a decrease of 33% year over year
•	Last Twelve Months (LTM) net revenue per active customer of $369, an increase of 14% year over year
•	Orders delivered of 1.9 million, a decrease of 41% year over year
•	Average order value of $243, an increase of 13% year over year
•	Orders per active customer, measured as LTM orders divided by active customers, of 1.62, a decrease of 4% year over year
•	Orders placed on a mobile device were 50% of gross merchandise sales
*Certain terms, such as active customers, LTM net revenue per active customer, orders delivered, average order value, and orders per active customer are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information

Overstock will hold a conference call and webcast to discuss its third quarter 2022 financial results on Thursday, October 27, 2022, at 8:30 a.m. ET. To access the live webcast and presentation slides, go to http://investors.overstock.com. To participate in the conference call via telephone, please register at the link available at http://investors.overstock.com/events. Registrants will receive dial-in information and a unique PIN to access the live call. Questions may be emailed in advance of the call to ir@overstock.com.

A replay of the conference call will be available at http://investors.overstock.com, starting two hours after the live call has ended.

About Overstock.com

Overstock.com, Inc. (NASDAQ:OSTK) is an online furniture and home furnishings retailer and technology-focused innovator based in Salt Lake City, Utah. Its leading e-commerce website sells a broad range of new home products at low prices, including furniture, décor, area rugs, bedding and bath, home improvement, and more. The online shopping site features millions of products that tens of millions of customers visit each month. Overstock regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website, Overstock.com.

O, Overstock.com, O.com, and Club O are registered trademarks of Overstock.com, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

This press release and the October 27, 2022 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, market conditions, the impact of our national marketing campaign, and other factors that could impact our results of operations. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, macroeconomic changes, including higher inflation and rising interest rates, and difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, competition, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, the ultimate impact of the COVID-19 pandemic on our business and results of operations, the ongoing conflict between Russia and Ukraine and its related geopolitical impacts, problems with our infrastructure, including cyber-attacks or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on the use of "cookies" or other tracking technologies, any negative business impacts associated with our exit from non-home categories, and whether our partnership with Pelion Venture Partners will be able to achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2021, our Form 10-Q for the quarter ended March 31, 2022, and our Form 10-Q for the quarter ended June 30, 2022, which were filed with the SEC on February 25, 2022, May 4, 2022, and August 2, 2022, respectively, and in our subsequent filings with the SEC. The Form 10-K, 10-Qs, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Contacts Investor Relations: Lavesh Hemnani ir@overstock.com	Media Relations: Sarah Factor pr@overstock.com

Overstock.com, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$427,530	$503,341
Restricted cash	204	25
Accounts receivable, net	20,753	21,190
Inventories	6,070	5,137
Prepaids and other current assets	20,746	22,097
Total current assets	475,303	551,790
Property and equipment, net	107,180	109,479
Deferred tax assets, net	40,726	40,035
Goodwill	6,160	6,160
Equity securities	311,356	342,682
Operating lease right-of-use assets	8,790	12,584
Other long-term assets, net	2,720	3,236
Total assets	$952,235	$1,065,966
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$84,650	$102,293
Accrued liabilities	88,834	101,902
Unearned revenue	51,052	59,387
Operating lease liabilities, current	5,283	5,402
Other current liabilities	3,467	3,349
Total current liabilities	233,286	272,333
Long-term debt, net	35,369	37,984
Operating lease liabilities, non-current	4,138	7,960
Other long-term liabilities	2,797	3,303
Total liabilities	275,590	321,580
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000
Series A-1, issued and outstanding - 0 and 4,204	—	—
Series B, issued and outstanding - 0 and 357	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 51,071 and 46,625
Outstanding shares - 45,740 and 43,023	5	4
Additional paid-in capital	977,790	960,544
Accumulated deficit	(158,318)	(136,590)
Accumulated other comprehensive loss	(525)	(537)
Treasury stock at cost - 5,331 and 3,602	(142,307)	(79,035)
Total stockholders' equity	676,645	744,386
Total liabilities and stockholders' equity	$952,235	$1,065,966

Overstock.com, Inc. Consolidated Statements of Income (Unaudited) (in thousands, except per share data)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net revenue	$460,279	$689,390	$1,524,438	$2,143,787
Cost of goods sold	352,807	532,682	1,170,649	1,658,729
Gross profit	107,472	156,708	353,789	485,058
Operating expenses
Sales and marketing	53,520	75,650	169,973	234,460
Technology	29,628	31,178	93,159	92,084
General and administrative	18,665	21,031	61,002	66,562
Total operating expenses	101,813	127,859	324,134	393,106
Operating income	5,659	28,849	29,655	91,952
Interest income (expense), net	976	(139)	966	(424)
Other expense, net	(46,283)	(79)	(48,378)	(7)
Income (loss) from continuing operations before income taxes	(39,648)	28,631	(17,757)	91,521
Provision (benefit) for income taxes	(2,653)	(1,795)	1,968	(47,328)
Income (loss) from continuing operations	(36,995)	30,426	(19,725)	138,849
Income from discontinued operations, net of income taxes	—	—	—	217,246
Consolidated net income (loss)	(36,995)	30,426	(19,725)	356,095
Less: Net loss attributable to noncontrolling interests—discontinued operations	—	—	—	(335)
Net income (loss) attributable to stockholders of Overstock.com, Inc.	$(36,995)	$30,426	$(19,725)	$356,430
Consolidated net income (loss) per share of common stock:
Net income (loss) attributable to common shares—basic
Continuing operations	$(0.81)	$0.64	$(0.46)	$2.91
Discontinued operations	—	—	—	4.58
Total	$(0.81)	$0.64	$(0.46)	$7.49
Net income (loss) attributable to common shares—diluted
Continuing operations	$(0.81)	$0.63	$(0.46)	$2.89
Discontinued operations	—	—	—	4.54
Total	$(0.81)	$0.63	$(0.46)	$7.43
Weighted average shares of common stock outstanding:
Basic	45,708	43,014	43,954	42,970
Diluted	45,708	43,324	43,954	43,320

Overstock.com, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Nine months ended September 30,
	2022	2021
Cash flows from operating activities:
Consolidated net income (loss)	$(19,725)	$356,095
Income from discontinued operations, net of income taxes	—	(217,246)
Adjustments to reconcile consolidated net income (loss) to net cash provided by operating activities:
Depreciation and amortization	12,480	14,332
Non-cash operating lease cost	4,138	3,758
Stock-based compensation to employees and directors	13,390	7,649
Increase in deferred income taxes, net	(691)	(51,749)
Loss from equity method securities	49,227	711
Other non-cash adjustments	97	689
Changes in operating assets and liabilities:
Accounts receivable, net	745	(2,305)
Inventories	(933)	461
Prepaids and other current assets	1,991	3,259
Other long-term assets, net	(1,004)	(1,050)
Accounts payable	(17,360)	14,831
Accrued liabilities	(11,633)	(19,945)
Unearned revenue	(8,335)	(6,959)
Operating lease liabilities	(4,285)	(3,891)
Other long-term liabilities	(506)	1,444
Net cash provided by continuing operating activities	17,596	100,084
Net cash used in discontinued operating activities	—	(17,128)
Net cash provided by operating activities	17,596	82,956
Cash flows from investing activities:
Purchase of equity securities	(18,920)	—
Contributions for capital calls	—	(41,122)
Capital distribution from investment	1,224	—
Expenditures for property and equipment	(9,724)	(9,658)
Other investing activities, net	(584)	(1,281)
Net cash used in continuing investing activities	(28,004)	(52,061)
Net cash used in discontinued investing activities	—	(29,703)
Net cash used in investing activities	(28,004)	(81,764)
Cash flows from financing activities:
Repurchase of shares	(60,077)	—
Payments on long-term debt	(2,570)	(2,191)
Payments of taxes withheld upon vesting of employee stock awards	(3,501)	(7,850)
Proceeds from employee stock purchase plan	924	—
Other financing activities, net	—	(1)
Net cash used in continuing financing activities	(65,224)	(10,042)
Net cash provided by discontinued financing activities	—	2,085
Net cash used in financing activities	(65,224)	(7,957)
Net decrease in cash, cash equivalents, and restricted cash	(75,632)	(6,765)
Cash, cash equivalents, and restricted cash, beginning of year, inclusive of cash balances of discontinued operations	503,366	519,181
Cash, cash equivalents, and restricted cash, end of period, inclusive of cash balances of discontinued operations	427,734	512,416
Less: Cash, cash equivalents, and restricted cash of discontinued operations	—	—
Cash, cash equivalents, and restricted cash, end of period	$427,734	$512,416

Financial Reporting Presentation in Accordance with the Pelion Transaction

Upon closing the Pelion transaction during the second quarter of 2021, we deconsolidated the Medici Ventures' blockchain businesses, including tZERO. The operating results for these businesses for the periods prior to deconsolidation have been reflected in our consolidated statements of income as discontinued operations. Overstock reorganized its remaining businesses, including corporate-related overhead costs, into a single reportable operating segment.

Supplemental Operational Data

We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

LTM net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended September 30,
	2022	2021
Active customers	5,791	8,657
LTM net revenue per active customer	369	325
Orders delivered	1,894	3,217
Average order value	243	214
Orders per active customer	1.62	1.68

Non-GAAP Financial Measures and Reconciliations

We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted earnings per share from continuing operations, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted earnings per share for continuing operations is a non-GAAP financial measure that is calculated as net income (loss) from continuing operations less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as income (loss) from continuing operations before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in continuing operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the continuing operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following table reflects the reconciliation of adjusted diluted earnings per share from continuing operations to diluted earnings per share from continuing operations (in thousands, except per share data):

	Three months ended September 30,
	2022
	Diluted EPS	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net income (loss) from continuing operations attributable to common stockholders	$(36,995)	$(42,861)	$5,866

Denominator:
Weighted average shares of common stock outstanding—diluted	45,708	45,708	45,708

Net income (loss) from continuing operations per share of common stock:
Diluted	$(0.81)	$(0.94)	$0.13
1 Inclusive of estimated tax impact from equity method activity

The following table reflects the reconciliation of adjusted EBITDA to income (loss) from continuing operations (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

Income (loss) from continuing operations	$(36,995)	$30,426	$(19,725)	$138,849
Depreciation and amortization	4,130	4,383	12,480	14,332
Stock-based compensation	4,056	2,542	13,390	7,649
Interest (income) expense, net	(976)	139	(966)	424
Other expense, net	46,283	79	48,378	7
Provision (benefit) for income taxes	(2,653)	(1,795)	1,968	(47,328)
Special items (see table below)	923	305	1,451	361
Adjusted EBITDA	$14,768	$36,079	$56,976	$114,294

Special items:
Special legal charges and other	$27	$1	$498	$(186)
Severance	878	253	878	253
Transaction costs	18	51	75	294
	$923	$305	$1,451	$361

The following table reflects the reconciliation of free cash flow to net cash provided by continuing operating activities (in thousands):

	Nine months ended September 30,
	2022	2021
Net cash provided by continuing operating activities	$17,596	$100,084
Expenditures for property and equipment	(9,724)	(9,658)
Free cash flow	$7,872	$90,426